                            JOINT FILING INFORMATION

Reporting Person:              HIGHLAND CAPITAL MANAGEMENT, L.P.

Address:                       300 CRESCENT COURT, SUITE 700
                               DALLAS, TEXAS 75201

Designated Filer:              HIGHLAND CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:             NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:           7/1/2015

                               /s/ James D. Dondero, President
Signature:                     --------------------------------------------
                               James D. Dondero, President

Reporting Person:              DONDERO, JAMES D.

Address:                       300 CRESCENT COURT, SUITE 700
                               DALLAS, TEXAS 75201

Designated Filer:              HIGHLAND CAPITAL MANAGEMENT, L.P.

Issuer and Symbol:             NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:           7/1/2015

                               /s/ James D. Dondero
Signature:                     --------------------------------------------
                               James D. Dondero